UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 19, 2022

Harbor Custom Development, Inc.

(Exact name of registrant as specified in its charter)

Washington	001-39266	46-4827436
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11505 Burnham Dr., Suite 301

Gig Harbor, WA 98332

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code (253) 649-0636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HCDI	The Nasdaq Stock Market LLC
Series A Cumulative Convertible Preferred Stock	HCDIP	The Nasdaq Stock Market LLC
Warrants	HCDIW	The Nasdaq Stock Market LLC
Warrants	HCDIZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition

On April 19, 2022, Harbor Custom Development, Inc. (the “Company”) in consultation with its Board of Directors and based on the recommendation of the Audit Committee, reached a determination to restate its financial statements for the third quarter ended September 30, 2021, and fourth quarter and full year ended December 31, 2021 (collectively, the “Restated Periods”).

The Company identified an error with how it determined the weighted average shares outstanding for purposes of calculating the diluted earnings per share (“Diluted EPS”) for the Restated Periods. As a result, the Company concluded that its previously issued financial statements contained errors specific to the Diluted EPS such that investors should no longer rely upon the diluted weighted average shares outstanding and Diluted EPS in the Company’s previously released financial statements for the Restated Periods. Similarly, related press releases, earnings releases, and investor communications describing diluted weighted average shares outstanding and Diluted EPS for the Restated Periods should no longer be relied upon. These restatements result in non-cash, non-operating financial statement corrections and have no impact on the Company’s current or previously reported income, expenses, assets, or liabilities, except for the aforementioned diluted weighted average shares outstanding and Diluted EPS. For additional information about the restatement and related matters, please see Item 4.02 below.

On April 21, 2022, the Company issued a press release announcing that it will restate its financial statements for the third quarter ended September 30, 2021 and fourth quarter and full year ended December 31, 2021. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

The information contained in this Current Report on Form 8-K pursuant to this “Item 2.02 - Results of Operations and Financial Condition” is being furnished. This information shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 4.02 – Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

The Company’s management detected the issue related to the Diluted EPS calculations for the Restated Periods and promptly reported it to the Company’s Audit Committee which undertook a thorough review and investigation of the potential miscalculation and discussed the matter with the Company’s independent audit firm as well as a nationally recognized third-party accounting firm.

On April 19, 2022, management and the Audit Committee agreed that the Diluted EPS figures for the Restated Periods were incorrectly calculated due to the weighting of the diluted shares outstanding, and accordingly, the Board of Directors, based on the recommendation of the Audit Committee, concluded that the diluted weighted average shares outstanding and Diluted EPS in the Company’s previously issued financial statements covering the Restated Periods require restatement and should no longer be relied upon. Similarly, related press releases, earnings releases, and investor communications describing diluted weighted average shares outstanding and Diluted EPS for the Restated Periods should no longer be relied upon.

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The Company expects that the restatements will result in the following estimated adjustments:

●	an increase in the previously reported Diluted EPS for the year ended December 31, 2021, from $0.24 to $0.41;

●	an increase in the previously reported Diluted EPS for the fourth quarter ended December 31, 2021, from $0.15 to $0.16; and

●	a decrease in the previously reported Diluted EPS for the third quarter September 30, 2021 from $0.20 to $0.17.

While the third quarter 2021 restatement resulted in a decrease of $0.03 Diluted EPS and the fourth quarter 2021 restatement resulted in an increase of $0.01 Diluted EPS, the net difference in the full year 2021 restated Diluted EPS increased $0.17 because the Company overestimated the weighted average shares outstanding for the full year.

The Company will amend its Annual Report on Form 10-K for the year ended December 31, 2021 to restate the previously issued annual financial statements and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 to restate the previously issued interim financial statements. Although the Company cannot yet estimate when it will complete the restatements and file the amended Annual Report and Quarterly Report, the Company is working diligently and expeditiously toward completion of the restatements and intends to file such amended Annual Report and Quarterly Report as soon as reasonably practicable.

Internal Control Considerations

A material weakness is a deficiency, or a combination of deficiencies, in internal controls over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. In connection with these expected restatements, management has re-evaluated the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting.

The Company’s management has concluded that in light of the errors described above, as of September 30, 2021, the Company did not maintain effective controls over the preparation, review, presentation, and disclosure of its financial statements relating to diluted weighted average shares outstanding and Diluted EPS. Specifically, the following material weakness existed:

Misapplication of the calculation of weighted average shares outstanding for Diluted EPS.

The Company has already undertaken steps to improve the system of evaluating and implementing the accounting standards that apply to its financial statements, including significantly enhancing its accounting team through the recent hirings of a Chief Financial Officer, Director of Accounting, Senior Manager of SEC Reporting, and Tax Manager. The Company is also providing additional training to its personnel, and has engaged a nationally recognized third-party accounting specialist with whom Company management and accounting personnel can consult regarding the application of complex accounting transactions, including Diluted EPS.

Caution Regarding Forward-Looking Statements

This report, including the exhibit hereto, may include information that constitutes “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. These forward-looking statements are based upon current estimates and assumptions. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are subject to various risks and uncertainties, including without limitation those set forth in the Company’s filings with the Securities and Exchange Commission. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 - Financial Statements and Exhibit

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release of Harbor Custom Development, Inc., April 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harbor Custom Development, Inc.

Date:	April 20, 2022	By:	/s/ Jeff Habersetzer
		Name:	Jeff Habersetzer
		Title:	Chief Operating Officer, Secretary, and General Counsel

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